Exhibit 99.1

Cleveland Society of Security Analysts December 3, 2003

• Good afternoon!

• I am Russ Strobel, President of Nicor.

• With me today is Mark Knox our director of investor relations.

Agenda Business Strategies Business Overview and Plans Financial Update Wrap-up

• Here is today’s agenda.

• When I am finished I’ll be happy to take your questions.

Caution Concerning Forward-looking Statements This speech includes certain forward-looking statements about the operations and earnings expectations of Nicor Inc., its subsidiaries and other affiliates. Although Nicor believes these statements are based on reasonable assumptions, actual results may vary materially from stated expectations. Factors that could cause materially different results can be found in Nicor's most recent periodic report filed with the Securities and Exchange Commission.

• Due to requirements around non-selective disclosure we will address only questions concerning matters that have been previously made public and broadly disseminated.

• Please keep this in mind when asking your questions and considering our responses.

1st Qtr 2nd Qtr East 90 8 2 Shipping Gas Distribution Business Composition (Based on 2002 Operating Income) Other

• This slide shows the basic composition of our company as it exists today.

• Nicor is built on the foundation of two core businesses — our natural gas distribution segment, Nicor Gas, and our containerized shipping segment, Tropical Shipping.

• We also have other energy-related ventures, which are relatively small but are expected to be a growing portion of our portfolio. These are built on

• the assets,
• expertise,
• reputation, and
• location of Nicor Gas.

Key Strategies Optimize Storage & Transmission Assets Build On Our Financial Strength Expand Our Energy Services Business Grow Our Core Businesses

• Our corporate focus is to be a reliable and respected provider of energy-related services and products in the Midwest, and shipping services in the Caribbean region.

• To achieve these objectives, we have developed strategies that we believe will build on our core strengths, including our

• assets,
• expertise,
• location,
• customer base, and
• financial resources.

Gas Distribution Nicor Gas 2 million customers Reputable brand Operating efficiency Premium service territory Significant assets Strategic location

• Our primary business is Nicor Gas.

• It serves 2 million customers in northern Illinois — excluding the city of Chicago.
• It has a recognized brand name, built on historically low base rates and safe, reliable service.
• It serves one of the best markets for natural gas in the nation because of the region’s diverse mix of industries, annual growth in customers, and a high demand for space heating.
• It has significant underground storage assets — about 140 bcf of top storage capacity.
• And it is strategically located on the nation’s Midwest natural gas pipeline grid — with access to eight interstate pipelines.

• Nicor Gas also provides an excellent platform for our other energy-related opportunities and, combined with a strong balance sheet, continues to provide a solid foundation upon which to build.

Gas Distribution Strategic Plan Customer additions Promotes industrial and commercial load Nontraditional services Key challenge: controlling costs and managing in current economic environment

• Nicor Gas adds about 30,000 new customers per year.

• Promotes use of natural gas among existing large industrial and commercial customers.

• The integrated nature of our supply assets will continue to create opportunities for us to provide supply-related services through operations such as our Chicago Hub and Nicor Enerchange.

• Key challenges over the next few years will be in maintaining the earnings of this business segment due to the trend of rising national costs and the negative effects of general economic conditions on such things as customer demand and bad debts.

• To manage in this environment, we will increase our efforts to manage costs, while concentrating on actions that improve processes and further enhance operational excellence and customer satisfaction.

Transporter of containerized cargo in Caribbean Niche player On-time, high quality service provider Leading market shares in majority of ports served

• Our second largest business is Tropical Shipping.

• Tropical is one of the largest carriers of containerized cargo in the Caribbean region — and a leading carrier of U.S. and Canadian exports from the East Coast to the Caribbean.
• We’ve owned Tropical for 20 years.
• Over the years Tropical has continued to expand and make significant contributions to earnings growth and cash flow.
• Tropical has periodically re-deployed its free cash flow into its business by way of acquisitions, and new vessels, facilities and equipment.
• Tropical has financial flexibility for future expansion and growth opportunities.

• Tropical is a niche player with a history of producing high operating margins relative to its industry.

• Tropical’s reputation for dependable, on-time service, and its ability to establish long-lasting customer relationships, has helped the company maintain a leading market position in the majority of the ports it serves.

Strategic Plan Focus on operational excellence Expand service offerings Increase market share in existing ports Expand into new markets Niche acquisitions

• Over the years, Tropical Shipping has been able to steadily grow its shipping volumes and improve profits.

• Results of this very competitive business will fluctuate from year to year depending on the strength of the U.S. and Caribbean economies and tourism.

• However, difficult economic conditions have also produced opportunities for Tropical, as other carriers in the market find it difficult to compete. In fact, over the past few years, Tropical has made a number of acquisitions.

• Looking ahead, growth in our shipping business will likely come from a number of sources, including

• operational excellence,
• expanded service offerings
• increased market share, and
• expansion into new markets.

Other Energy-Related Ventures - Asset-Backed Chicago Hub - balancing, parking and wheeling services Storage/Transmission services Enerchange - wholesale natural gas marketing

Let me now spend some time discussing our other energy-related businesses, starting with our asset-backed ventures.

• The Chicago Hub operates within the utility and was formed in the early 1990’s.

• The Hub provides interruptible natural gas parking, balancing and wheeling services to marketers and interstate pipeline shippers moving natural gas to and through the Midwest.
• Through our Hub, we also offer firm off-system storage and transmission services to others.
• These opportunities exist by virtue of our strategic location and allows us to capture additional value from our utility’s supply portfolio and storage capabilities.

• Nicor Enerchange is our unregulated wholesale natural gas marketing business, which was formed in 1998 as an extension of our asset-backed supply services business.

• Enerchange is engaged in wholesale marketing of natural gas supply services in the Midwest and provides these services to interstate pipelines, other natural gas distribution companies, power generators, and natural gas marketers and brokers.
• Enerchange also administers the Chicago Hub and manages Fixed Bill risk for a fee.
• By bundling commodity with natural gas transportation and storage, Enerchange customizes services that provide significant added value.

Other Energy-Related Ventures - Asset-Backed Horizon Pipeline Joint Venture with NGPL 74-mile pipeline with 380 MMcf/day capacity Located within the preferred power generation siting corridor

• Our newest asset-backed venture is the Horizon Pipeline, a 50/50 joint venture between Nicor and Natural Gas Pipeline Company of America, a subsidiary of Kinder Morgan.

• Horizon became operational in May of 2002.

• Our initial equity investment was about $16 million.

• The 74-mile pipeline runs between Joliet, Ill., north to a point near the Wisconsin border and has strategic extension and expansion potential to meet economic growth in the region.

• Horizon is located in an area that is preferred by potential future power generators, which provides key competitive advantages over other pipeline alternatives in our territory.

• Over the long term we are anticipating average returns on equity of 10 to 15 percent from this project.

Other Energy-Related Ventures - Asset-Backed Strategic Plan Maximize value from existing capabilities Capitalize on opportunities available from our strategic location Expand our capabilities and service offerings Acquire new assets and services

• Growth in our asset-backed ventures will come from our continued focus on identifying and developing opportunities relating to our

• extensive gas storage and transportation network,
• strategic location on the Midwest supply grid, and
• the changing energy environment.

• Our success for these ventures continues to be driven by high natural gas price volatility and need for storage to manage this price volatility and supply-demand balance.

• Additional opportunities for growing this midstream platform may exist by

• maximizing our existing capabilities,
• acquiring, contracting or developing new assets and services,
• partnering with others, or
• increasing and enhancing our storage and transmission capability.

• In fact, we are currently exploring several projects including

• Advantage Southern — a 50/50 joint venture with Kinder Morgan to build a 386 mile pipeline from Cheyenne, Wyoming to Greensburg, Kansas, and
• Caldonia — a natural gas storage project with Caldonia Energy Partners in Northeast Mississippi.

Other Energy-Related Ventures - Energy Services Nicor Services - provider of energy- related products and services service line protection HVAC and replacement services home appliance repair services Fixed Bill - natural gas price and weather protection product

One last area of our other energy-related businesses is retail energy services.

• Our fundamental plan is to develop and provide value-added energy products and services that compete in the retail market.

• Nicor Services is our business that provides a number of non-commodity energy-related products and services including

• a service line protection product,
• heating, ventilation and air conditioning repair and replacement, and
• home appliance repair services.

• We also successfully launched a natural gas price and weather protection product in 2002 called Fixed Bill.

• By providing broad coverage to homeowners’ needs through a range of products and services, Nicor intends to be a premier provider of energy services in Illinois’ residential and commercial markets.

• To date, Energy Services has over 450,000 customers.

Other Energy-Related Ventures - Energy Services Strategic Plan Leverage Nicor's brand recognition, reputation and customer base Increase market share of existing products and services Control costs Enhance existing or develop new products and services - such as Fixed Bill Establish regional market coverage

• Expanding our energy services business will be a key contributor to our long-term success.

• Our model for this business builds off the foundation of Nicor’s brand and customer base.

• Success factors for this business initiative depend on a number of factors including

• increasing market share for our existing products and services,
• enhancing our existing products,
• controlling costs by standardizing business processes,
• developing additional energy-related offerings such as our Fixed Bill product and other billing protection services, and
• establishing regional market coverage.

Financial Update Financial Strengths Strong balance sheet - long-term debt AA rated by S&P High returns on equity Excellent free cash flow Solid dividend

• Our financial position has been one of the strongest in the natural gas distribution industry.

• Both Nicor and Nicor Gas have some of the best debt ratings in the natural gas industry.

• We have a history of

• producing good returns on equity,
• generating solid cash flow, and
• providing a consistent dividend

• Providing shareholders with stable dividends and maintaining good returns on equity continue to be goals of Nicor.

Financial Update 2003 Nine Months Ended Financial Results EPS of $1.59 versus $2.00 for same period in 2002 Lower gas distribution and other energy ventures operating results New interim depreciation accounting allocation method Improved operating results in shipping segment Gains on the wind-down of retail energy marketing joint venture

• In October we released our nine months ended financial results.

• Diluted earnings per common share of $1.59 was 41 cents lower than last year.

• Our decline in earnings has been primarily attributable to

• overall lower gas distribution and other energy ventures operating results, and
• the effects of a change in interim depreciation accounting allocation method — which will not have a full year impact.

• Partially offsetting these negative factors have been

• improved shipping results, and
• non-recurring gains relating to the wind down of our retail energy marketing joint venture, Nicor Energy.

• Gas distribution results have continued to be negatively impacted by

• higher operating costs due in large part to national trends and higher natural gas prices (about 30 cents per share),
• lower industrial deliveries (down about 4% on a normalized basis), and
• lower Chicago Hub results (due primarily to general market conditions).

Financial Update 2003 Financial Outlook Earnings per share of $2.45 to $2.55 - provided on October 30th with third quarter earnings release Includes previously reported gains from mercury-related recoveries and the wind-down of retail energy marketing joint venture Assumes, among other things, normal weather for the remainder of the year and no impacts associated with the ICC’s PBR/PGA review, and no further impact from mercury-related activities or other contingencies

• In October we also provided an update to our outlook for 2003.

• For 2003 we currently estimate an annual diluted earnings range of $2.45 to $2.55 per share.

• Our outlook was lowered from our second quarter guidance of $2.55 to $2.75 per share primarily to reflect higher than anticipated bad debt expense in our gas distribution business.

• The current estimate includes reported results for the nine months, including previously reported gains from mercury-related recoveries and the wind-down of our retail marketing joint venture, Nicor Energy.

• The current estimate also assumes, among other things,

• normal weather for the remainder of the year,
• no impacts associated with the Illinois Commerce Commission’s PBR/PGA review, and
• no further impact from mercury-related activities or other contingencies.

Long-Term Growth Strategies Maintain a low risk profile Disciplined and systematic approach Synergies and strategic fit with core businesses and growth platforms Supported by a strong financial position and solid management team

• Our intent is to grow our company while maintaining a low risk profile.

• Our approach has been and will continue to be disciplined and systematic.

• Opportunities we pursue will have direct synergy and a strategic fit with our core businesses, and will allow for steady incremental growth over the long-term.

• Our financial strength gives us the flexibility to take advantage of new investment opportunities and to consider other alternatives to generate shareholder value.

• Underlying this financial strength is a team of diverse employees, who all share a common sense of responsibility to perform at the highest level and to exhibit the highest degree of integrity in all that they do.

Reasons to Invest in Nicor Committed to long-term objectives growing our earnings paying a solid dividend maintaining our good returns on equity Strategic location and assets Strong customer base Experienced management team Excellent financial position

• We are committed to our objectives of

• growing our earnings,
• paying a consistent and stable dividend, and
• maintaining our good returns on equity.

• We will also continue to execute a business plan that builds on our core strengths including

• our strategic location,
• assets,
• customer base,
• experience, and
• financial resources.

Visit our website: www.nicor.com

I thank you for your interest in our company and will now open the floor for questions.